UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2014 (May 14, 2014)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

033-90866	25-1615902
(Commission File Number)	(IRS Employer Identification No.)

1001 Airbrake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2014, the Board of Directors (the “Board”) of Westinghouse Air Brake Technologies Corporation (the “Company”) appointed Albert J. Neupaver to the position of Executive Chairman and Raymond T. Betler to the position of President and Chief Executive Officer. Mr. Betler was also appointed to the Board with a term expiring in 2017. Mr. Neupaver was previously Chairman and Chief Executive Officer, and Mr. Betler was previously President and Chief Operating Officer. The information required by Item 5.02(c)(2) and (d) is incorporated by reference herein from the Company’s Proxy Statement for the Annual Meeting of Stockholders, dated April 3, 2014.

In connection with Mr. Betler’s appointment, the Board increased Mr. Betler’s base salary by $100,000. Additionally, the Board granted to Mr. Betler a one-time award of 10,000 restricted shares of the Company’s common stock under the Company’s 2011 Stock Incentive Plan, and all of such shares will cliff vest on May 14, 2018. Mr. Betler’s grant was made pursuant to a Restricted Stock Agreement, the form of which was previously filed by the Company with the Securities and Exchange Commission as Exhibit 10.7 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and is incorporated herein by reference.

Reference is made to the Press Release filed as Exhibit 99.1 to this Form 8-K which is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Effective May 14, 2014, the Board adopted an amendment (the “Amendment”) to Section 3(iv) of Article II of the By-laws of the Company to provide that holders of not less than twenty-five percent (25%) of the shares of capital stock of the Company issued and outstanding and entitled to vote have the right to call a special meeting of stockholders. Previously, Section 3(iv) of Article II of the By-laws provided that a special meeting could be called by stockholders owning a majority of the capital stock of the Company issued and outstanding and entitled to vote.

The foregoing summary of the Amendment is qualified in entirety by reference to the complete text of the Amended By-Laws of the Company, effective May 14, 2014, filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company on May 14, 2014, management proposals 1, 2, and 3 were approved. The proposals below are described in detail in the Company’s Proxy Statement for the Annual Meeting of Stockholders, dated April 3, 2014.

The final results are as follows:

1.	The election of three directors for a three-year term expiring in 2017:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Emilio A. Fernandez	78,708,009	3,759,054	7,297,226
Lee B. Foster, II	80,573,977	1,887,086	7,297,226
Gary C. Valade	81,180,608	1,280,455	7,297,226

Continuing as directors, with terms expiring in 2015, are Brian P. Hehir, Michael W. D. Howell and Nicholas W. Vande Steeg.

Continuing as directors, with terms expiring in 2016, are Robert J. Brooks, William E. Kassling and Albert J. Neupaver.

2.	The approval of an advisory (non-binding) resolution relating to 2013 named executive officers compensation:

For	Against	Abstained	Broker Non-Votes
80,344,464	1,710,828	405,771	7,297,226

3.	Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2014:

For	Against	Abstained	Broker Non-Votes
87,818,291	1,623,725	316,273	0

Item 8.01. Other Events.

On May 14, 2014, the Board of Directors also increased the Company’s regular quarterly dividend to 6 cents per share of common stock from 4 cents per share of common stock. The new dividend rate will be payable initially on August 29, 2014 to shareholders of record as of August 15, 2014. Reference is made to the Press Release filed as Exhibit 99.2 to this Form 8-K which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

3.2	Amended By-laws of the Company, effective May 14, 2014.

10.7	Form of Restricted Stock Agreement (previously filed as an exhibit to the Company’s Annual Report on Form 10-K (File No. 033-90866) filed on February 22, 2013).

99.1	Press release dated May 14, 2014.

99.2	Press release dated May 14, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ David L. DeNinno
David L. DeNinno
Senior Vice President, General Counsel & Secretary

Date: May 19, 2014

EXHIBIT INDEX

Number	Description	Method of Filing

3.2	Amended By-laws of the Company, effective May 14, 2014.	Filed herewith.

10.7	Form of Restricted Stock Agreement.	1

99.1	Press release dated May 14, 2014.	Filed herewith.

99.2	Press release dated May 14, 2014.	Filed herewith

1.	Filed as an exhibit to the Company’s Annual Report on Form 10-K (File No. 033-90866) filed on February 22, 2013.